Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® AI & Tech Portfolio Option Income ETF (GPTY)

YieldMax® Crypto Industry & Tech Portfolio Option Income ETF (LFGY)

YieldMax® China Portfolio Option Income ETF (CHNY)

YieldMax® Semiconductor Portfolio Option Income ETF (CHPY)

YieldMax® Biotech & Pharma Portfolio Option Income ETF (DRGY)

(the “Funds”)

listed on NYSE Arca, Inc.

October 14, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated December 2, 2024,

and where applicable a Fund’s summary prospectus

Effective immediately, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a weekly basis.

Please retain this Supplement for future reference.